Exhibit 15.5

March 1, 2019

China National Oil and Gas Exploration

And Development Corporation

International Holding Ltd (“CNODCI”)

No.6-1 Fuchengmen Beidajie

Xicheng District

Beijing, China 100034

Attention:	Mr. Lv Gong Xun, President

Reference:	CNODCI Interest in PetroKazakhstan Inc.
Evaluation of Crude Oil Reserves
Third Party Report

Dear Sir:

1.	INTRODUCTION

McDaniel & Associates Consultants Ltd. (“McDaniel”) was requested by PetroKazakhstan Inc. (“PKI”) to prepare an evaluation of the crude oil reserves and the net present values of these reserves for the interests of PKI in the South Turgai Basin, Republic of Kazakhstan, effective as of December 31, 2018. McDaniel submitted to PKI an Executive Summary Report and Detailed Technical Report for the evaluation of PKI in January 2019.

PKI is an integrated oil and gas company, owned 67 percent by CNODCI and 33 percent by JSC KazMunaiGas Exploration Production (“KMG EP”). PKI requested McDaniel to prepare this Third-Party Report for CNODCI based on the 67 percent interest owned by CNODCI in PKI for the assets of CNODCI that are held within three operating subsidiaries: PetroKazakhstan Kumkol Resources (“PKKR”), Kolzhan LLP (“Kolzhan”) and PetroKazakhstan Ventures Inc. (“PKVI”).

This report was prepared to support PKI’s and CNODCI’s annual securities filings with the SEC. The data employed in this evaluation and the assumptions and procedures used to estimate the reserves and net present values are consistent with standard industry reserves evaluation procedures.

2.	METHODOLOGY

Crude oil reserves estimates and their associated net present values were evaluated in this report by McDaniel. for the interests of PKI in Kazakhstan.

Essentially all of the basic information employed in the preparation of this report was obtained from PKI including geological, geophysical, engineering and financial data. McDaniel utilized this data to prepare an independent assessment of the crude oil reserves as of December 31, 2018. The reserves estimates presented in this report have been prepared in accordance with the United States Securities and Exchange Commission (SEC) reserves definitions and guidance (see Section 3). Only the proved reserves and sub-classifications were included in this report.

2200, Bow Valley Square 3, 255 - 5 Avenue SW, Calgary AB T2P 3G6      Tel: (403) 262-5506      Fax: (403) 233-2744      www.mcdan.com

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 2 March 1, 2019

Net present value estimates were calculated based on future revenue forecasts. As per SEC guidelines, the future net revenues and net present values presented were calculated using the first day of the month crude oil prices for each of the 12 months prior to the effective date of December 31, 2018 and were presented in United States dollars. No escalation of the prices were made nor were the operating and capital costs increased for inflation in this evaluation. Future capital costs and operating costs were based on PKI budgets for each respective property with adjustments as deemed appropriate by McDaniel.

3.	RESERVES DEFINITIONS

The SEC reserves definitions are contained in the Final Rule of Modernization of Oil and Gas Reporting (17 CFR Parts 210, 211, 229 and 249) published by the SEC Regulation on January 14, 2009. A summary of the key proved reserves definitions in Regulation S-X 210.4-10 is presented below.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non- productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 3 March 1, 2019

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition; (iii) Similar geological structure; and (iv) Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 4 March 1, 2019

4.	EVALUATION SUMMARY

4.1	NET RESERVES

The net share of proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2018 attributable to CNODCI for each of the three subsidiary companies are summarized below.

CNODCI’S NET ENTITLEMENT OF PROVED RESERVES(1)

AS OF DECEMBER 31, 2018

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	12,830	2,131	14,961
Kolzhan	7,174	2,062	9,236
PKVI	571	215	786
Total	20,575	4,408	24,983

(1)	Net entitlement reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

4.2	GROSS RESERVES

The total proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2018 for each of the three subsidiary companies are presented below for reference purposes only.    These gross reserves estimates are based on a 100 percent working interest in each of the properties and include all reserves attributable to government and working interest partners.

GROSS PROVED RESERVES

AS OF DECEMBER 31, 2018

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	19,149	3,180	22,329
Kolzhan	17,177	5,548	22,724
PKVI	1,136	428	1,564
Total	37,462	9,156	46,617

4.3	NET PRESENT VALUES

The net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2018 attributable to CNODCI for each of the three subsidiary companies are presented below. All of the net present values have been presented at a 10 percent discount rate.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 5 March 1, 2019

CNODCI NET PRESENT VALUES DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2018, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	165	35	200
Kolzhan	116	36	152
PKVI	7	4	10
Total	288	75	362

4.4	NET PRESENT VALUES SENSITIVITY ANALYSIS

A sensitivity analysis has been prepared for the net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2018 attributable to CNODCI for each of the three subsidiary companies. At the request of PKI, all of the oil prices, capital costs and operating costs have been escalated at two percent per year throughout the evaluation period.

CNODCI NET PRESENT VALUES SENSITIVITY DISCOUNTED AT 10 PERCENT AS OF DECEMBER 31, 2018, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	169	36	205
Kolzhan	121	38	159
PKVI	7	4	11
Total	297	78	378

5	SUMMARY TABLES

Summary tables showing the reserves, reserves reconciliation, future production forecasts and future revenue forecasts are presented in the Appendix for each of the three subsidiary companies.

6	BASIS OF OPINION

McDaniel & Associates Consultants Ltd. has over 60 years of experience in the evaluation of oil and gas properties. McDaniel is registered with the Association of Professional Engineers and Geoscientists of Alberta (APEGA). All of the professionals involved in the preparation of this report have in excess of five years of experience in the evaluation of oil and gas properties. Mr. Cam Boulton, Executive Vice President, supervised the preparation of this report. Mr. Boulton is a professional engineer registered with APEGA and has over 10 years of experience in the evaluation of oil and gas properties. All of the persons involved in the preparation of this report and McDaniel & Associates are independent of PKI and CNODCI.

In preparing this report, we relied upon certain factual information including ownership, well data, production data, prices, revenues, operating costs, capital costs, contracts, and other relevant data supplied by PKI. The supplied information was only relied upon where in our opinion it appeared reasonable and consistent with our knowledge of the properties; however, no independent verification of the information was made.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 6 March 1, 2019

This report was prepared by McDaniel for the use of PKI and CNODCI for its securities filings with the SEC and is not to be used for any other purpose without the knowledge and consent of McDaniel & Associates Consultants Ltd.

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the preparation date and the evaluation date of this evaluation were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.

APEGA PERMIT NUMBER: P3145

C. Boulton, P. Eng.
Executive Vice President

CB:jep

[18-0183]

Table 1

CNODCI Interest in PKI

PetroKazakhstan Kumkol Resources

Summary of Reserves and Net Present Values

Effective December 31, 2018

Summary of Reserves(1)(2)

	Crude Oil Reserves - Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	19,149	12,830	12,830	—	—	—	—	—	—
Proved Undeveloped Reserves	3,180	2,131	2,131	—	—	—	—	—	—
Total Proved Reserves	22,329	14,961	14,961	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	2,465	1,651	1,651	19,149	12,830	12,830
Proved Undeveloped Reserves	408	273	273	3,180	2,131	2,131
Total Proved Reserves	2,872	1,924	1,924	22,329	14,961	14,961

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	192	178	165	155	145
Proved Undeveloped Reserves	44	39	35	31	28
Total Proved Reserves	236	217	200	186	173

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	146	134	124	116	108
Proved Undeveloped Reserves	29	25	22	19	17
Total Proved Reserves	175	159	146	135	125

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Table 2

CNODCI Interest in PKI

PetroKazakhstan Kumkol Resources

Forecast of Production and Revenues

Proved Developed Reserves

Effective December 31, 2018

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2019	431	17,743	6,476	838	37	239	—	—	—	—	—	—	239
2020	389	13,007	4,748	614	42	200	—	—	—	—	—	—	200
2021	348	9,337	3,408	441	42	144	—	—	—	—	—	—	144
2022	217	5,139	1,876	243	42	79	—	—	—	—	—	—	79
2023	183	3,734	1,363	177	42	57	—	—	—	—	—	—	57
2024	157	2,699	985	128	42	41	—	—	—	—	—	—	41
2025	60	803	293	37	42	12	—	—	—	—	—	—	12
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			19,149	2,478		773	—		—	—		—	773

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2019	3	1	9	4	72	0	46	—	109	1	19	16	74
2020	5	3	19	9	63	0	31	—	82	1	13	6	62
2021	4	3	14	9	55	13	9	—	50	1	6	1	42
2022	3	3	7	9	35	1	2	—	30	1	2	0	27
2023	2	3	5	9	30	1	1	—	17	1	1	0	16
2024	1	3	4	9	25	8	—	—	3	0	0	—	3
2025	0	3	1	9	9	6	—	—	(5)	0	—	—	(5)
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	19	2	59	8	289	30	89	—	287	4	41	23	218

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2019	4,339	4,339	—	—	160	2	6	48	31	—	73	24	49
2020	3,181	3,181	—	—	134	4	13	42	21	—	55	13	41
2021	2,283	2,283	—	—	96	3	9	45	6	—	33	5	28
2022	1,257	1,257	—	—	53	2	5	24	1	—	20	2	18
2023	913	913	—	—	38	1	4	21	1	—	12	1	11
2024	660	660	—	—	28	1	3	22	—	—	2	0	2
2025	196	196	—	—	8	0	1	10	—	—	(3)	0	(3)
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	12,830	12,830	—	—	518	13	40	214	60	—	192	46	146

Table 3

CNODCI Interest in PKI

PetroKazakhastan Kumkol Resources

Forecast of Production and Revenues

Total Proved Reserves

Effective December 31, 2018

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/ bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2019	439	18,943	6,914	895	37	255	—	—	—	—	—	—	255
2020	411	15,283	5,578	721	42	235	—	—	—	—	—	—	235
2021	373	10,974	4,005	518	42	169	—	—	—	—	—	—	169
2022	243	6,205	2,265	293	42	95	—	—	—	—	—	—	95
2023	213	4,499	1,642	213	42	69	—	—	—	—	—	—	69
2024	185	3,175	1,159	150	42	49	—	—	—	—	—	—	49
2025	131	2,057	751	97	42	32	—	—	—	—	—	—	32
2026	7	40	15	2	42	1	—	—	—	—	—	—	1
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			22,329	2,889		905	—		—	—		—	905

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2019	4	1	9	4	73	0	56	—	113	1	21	19	73
2020	6	3	22	9	65	0	36	—	105	1	18	11	74
2021	5	3	16	9	57	13	12	—	66	1	9	3	53
2022	3	3	9	9	38	0	4	—	40	1	4	0	35
2023	2	3	7	9	33	1	2	—	23	1	1	0	21
2024	2	3	5	9	28	1	—	—	14	0	0	—	13
2025	1	3	3	9	22	14	—	—	(8)	0	—	—	(8)
2026	0	3	0	9	0	1	—	—	(0)	0	—	—	(0)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	23	3	71	8	316	31	111	—	353	5	54	33	261

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2019	4,633	4,633	—	—	171	2	6	49	37	—	76	27	49
2020	3,737	3,737	—	—	157	4	15	44	24	—	70	20	50
2021	2,684	2,684	—	—	113	3	11	47	8	—	44	9	35
2022	1,517	1,517	—	—	64	2	6	26	3	—	27	3	23
2023	1,100	1,100	—	—	46	2	4	23	2	—	16	1	14
2024	776	776	—	—	33	1	3	19	—	—	9	0	9
2025	503	503	—	—	21	1	2	24	—	—	(5)	0	(6)
2026	10	10	—	—	0	0	0	1	—	—	(0)	0	(0)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	14,961	14,961	—	—	606	15	48	233	74	—	236	62	175

Table 1

CNODCI Interest in PKI

Kolzhan LLP

Summary of Reserves and Net Present Values

Effective December 31, 2018

Summary of Reserves(1)(2)

	Crude Oil Reserves - Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	17,177	7,174	7,174	—	—	—	—	—	—
Proved Undeveloped Reserves	5,548	2,062	2,062	—	—	—	—	—	—
Total Proved Reserves	22,724	9,236	9,236	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	2,196	912	912	17,177	7,174	7,174
Proved Undeveloped Reserves	713	264	264	5,548	2,062	2,062
Total Proved Reserves	2,909	1,176	1,176	22,724	9,236	9,236

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	156	134	116	103	92
Proved Undeveloped Reserves	58	45	36	29	24
Total Proved Reserves	214	179	152	132	116

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	96	81	70	61	54
Proved Undeveloped Reserves	29	22	18	14	11
Total Proved Reserves	126	104	87	75	65

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Table 2

CNODCI Interest in PKI

Kolzhan LLP

Forecast of Production and Revenues

Proved Developed Reserves

Effective December 31, 2018

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2019	131	10,979	4,007	512	35	140	—	—	—	—	—	—	140
2020	129	8,832	3,224	412	42	136	—	—	—	—	—	—	136
2021	115	7,061	2,577	329	42	108	—	—	—	—	—	—	108
2022	109	5,884	2,148	275	42	90	—	—	—	—	—	—	90
2023	101	4,911	1,792	229	42	75	—	—	—	—	—	—	75
2024	90	3,868	1,412	181	42	59	—	—	—	—	—	—	59
2025	80	2,704	987	126	42	41	—	—	—	—	—	—	41
2026	70	1,765	644	82	42	27	—	—	—	—	—	—	27
2027	37	678	247	32	42	10	—	—	—	—	—	—	10
2028	33	378	138	18	42	6	—	—	—	—	—	—	6
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			17,177	2,196		694	—		—	—		—	694

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2019	1	1	1	1	25	0	29	—	83	0	19	32	32
2020	5	4	13	9	23	0	18	—	76	0	15	18	43
2021	3	3	10	9	20	0	10	—	64	0	12	14	39
2022	3	3	8	9	19	0	9	—	51	0	9	10	31
2023	2	3	7	9	17	0	8	—	40	0	7	7	25
2024	2	3	6	9	15	0	0	—	36	0	5	6	25
2025	1	3	4	9	13	0	—	—	23	0	3	2	17
2026	1	3	3	9	11	3	—	—	10	0	1	0	8
2027	0	3	1	9	5	0	—	—	4	0	0	—	4
2028	0	3	1	9	4	0	—	—	1	0	—	—	0
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	20	3	53	8	153	7	73	—	388	3	71	89	225

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2019	1,698	1,698	—	—	60	1	1	12	11	—	35	19	16
2020	1,363	1,363	—	—	57	2	5	11	6	—	32	13	20
2021	1,082	1,082	—	—	45	1	4	10	3	—	26	9	17
2022	893	893	—	—	37	1	3	9	3	—	20	7	13
2023	736	736	—	—	31	1	3	9	3	—	16	5	10
2024	579	579	—	—	24	1	2	8	0	—	14	4	10
2025	413	413	—	—	17	1	2	7	—	—	9	2	7
2026	281	281	—	—	12	0	1	7	—	—	3	1	2
2027	83	83	—	—	3	0	0	2	—	—	1	0	1
2028	46	46	—	—	2	0	0	2	—	—	0	0	0
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	7,174	7,174	—	—	290	8	22	76	27	—	156	60	96

Table 3

CNODCI Interest in PKI

Kolzhan LLP

Forecast of Production and Revenues

Total Proved Reserves

Effective December 31, 2018

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2019	131	11,067	4,039	516	35	141	—	—	—	—	—	—	141
2020	136	10,514	3,838	491	42	161	—	—	—	—	—	—	161
2021	133	10,729	3,916	501	42	165	—	—	—	—	—	—	165
2022	132	9,217	3,364	431	42	142	—	—	—	—	—	—	142
2023	124	7,019	2,562	328	42	108	—	—	—	—	—	—	108
2024	113	5,465	1,995	256	42	84	—	—	—	—	—	—	84
2025	101	4,000	1,460	187	42	61	—	—	—	—	—	—	61
2026	89	2,603	950	122	42	40	—	—	—	—	—	—	40
2027	50	1,080	394	51	42	17	—	—	—	—	—	—	17
2028	45	564	206	27	42	9	—	—	—	—	—	—	9
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			22,724	2,909		927	—		—	—		—	927

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2019	1	1	1	1	25	1	36	—	77	0	19	31	27
2020	7	4	15	9	25	1	28	—	87	0	18	22	46
2021	7	4	15	9	25	1	13	—	104	1	20	27	57
2022	6	4	13	9	23	1	8	—	91	1	16	22	52
2023	4	4	10	9	21	1	6	—	66	1	12	14	39
2024	3	3	8	9	18	1	0	—	55	0	9	11	34
2025	2	3	6	9	16	1	—	—	38	0	6	7	25
2026	1	3	4	9	13	3	—	—	19	0	3	2	14
2027	1	3	2	9	6	1	—	—	8	0	1	—	7
2028	0	3	1	9	5	1	—	—	2	0	—	—	2
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	31	3	75	8	177	8	91	—	545	4	102	136	302

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2019	1,720	1,720	—	—	61	1	1	12	14	—	33	19	14
2020	1,600	1,600	—	—	67	3	6	12	10	—	36	15	21
2021	1,581	1,581	—	—	66	3	6	12	5	—	41	17	24
2022	1,345	1,345	—	—	57	2	5	11	3	—	35	14	21
2023	1,023	1,023	—	—	43	2	4	10	2	—	25	9	16
2024	793	793	—	—	33	1	3	9	0	—	20	7	13
2025	583	583	—	—	25	1	2	8	—	—	14	4	9
2026	391	391	—	—	16	1	2	8	—	—	6	2	4
2027	132	132	—	—	6	0	1	2	—	—	3	0	2
2028	69	69	—	—	3	0	0	2	—	—	1	0	1
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	9,236	9,236	—	—	377	12	30	86	34	—	214	88	126

Table 1

CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Summary of Reserves and Net Present Values

Effective December 31, 2018

Summary of Reserves(1)(2)

	Crude Oil Reserves - Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	1,136	571	571	—	—	—	—	—	—
Proved Undeveloped Reserves	428	215	215	—	—	—	—	—	—
Total Proved Reserves	1,564	786	786	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	149	75	75	1,136	571	571
Proved Undeveloped Reserves	56	28	28	428	215	215
Total Proved Reserves	205	103	103	1,564	786	786

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	9	8	7	6	5
Proved Undeveloped Reserves	5	4	4	3	3
Total Proved Reserves	14	12	10	9	8

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	8	7	6	5	4
Proved Undeveloped Reserves	4	4	3	3	2
Total Proved Reserves	12	10	9	7	6

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)	Company Gross reserves are based on Company working interest share of the reserves for each property.
Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.
(3)	Based on a gas to BOE conversion of 6:1

Table 2

CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Forecast of Production and Revenues

Proved Developed Reserves

Effective December 31, 2018

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M	Total Sales Revenue US$M
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	18	1,195	436	56	42.12	18,370	—	—	—	—	—	—	18,370
2021	17	788	288	37	42.12	12,115	—	—	—	—	—	—	12,115
2022	17	542	198	26	42.12	8,333	—	—	—	—	—	—	8,333
2023	15	362	132	17	42.12	5,568	—	—	—	—	—	—	5,568
2024	11	226	82	11	42.12	3,471	—	—	—	—	—	—	3,471
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			1,336	147		47,856	—		—	—		—	47,856

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2019	—	—	—	—	—	—	6,293	—	(6,293)	—	—	—	(6,293)
2020	574	3	1,743	9	2,785	116	2,010	—	11,143	108	1,199	232	9,604
2021	379	3	1,150	9	2,354	116	1,423	—	6,694	110	387	—	6,197
2022	260	3	791	9	2,055	116	2,144	—	2,967	112	—	—	2,855
2023	174	3	528	9	1,712	116	1,011	—	2,026	112	—	—	1,915
2024	108	3	329	9	1,304	347	—	—	1,381	100	—	—	1,281
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	1,496	3	4,542	9	10,210	810	12,880	—	17,919	542	1,586	232	15,559

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2019	—	—	—	—	—	—	—	—	3,162	—	(3,162)	—	(3,162)
2020	219	219	—	—	9,231	289	876	1,457	1,010	—	5,599	773	4,826
2021	145	145	—	—	6,088	190	578	1,241	715	—	3,364	250	3,114
2022	99	99	—	—	4,187	131	397	1,091	1,077	—	1,491	56	1,435
2023	66	66	—	—	2,798	87	266	919	508	—	1,018	56	962
2024	41	41	—	—	1,744	55	166	830	—	—	694	50	644
2025	—	—	—	—	—	—	—	—	—	—	—	—	—
2026	—	—	—	—	—	—	—	—	—	—	—	—	—
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	571	571	—	—	24,048	752	2,282	5,538	6,472	—	9,004	1,186	7,818

Table 3

CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Forecast of Production and Revenues

Total Proved Reserves

Effective December 31, 2018

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M
2019	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	19	1,345	491	63	42.12	20,676	—	—	—	—	—	—	20,676
2021	19	1,047	382	49	42.12	16,095	—	—	—	—	—	—	16,095
2022	19	730	266	34	42.12	11,224	—	—	—	—	—	—	11,224
2023	17	499	182	24	42.12	7,667	—	—	—	—	—	—	7,667
2024	13	325	119	15	42.12	4,996	—	—	—	—	—	—	4,996
2025	9	206	75	10	42.12	3,172	—	—	—	—	—	—	3,172
2026	7	133	48	6	42.12	2,037	—	—	—	—	—	—	2,037
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			1,564	202		65,867	—		—	—		—	65,867

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2019	—	—	—	—	—	—	6,293	—	(6,293)	—	—	—	(6,293)
2020	646	3	1,962	9	2,973	116	3,252	—	11,727	108	1,490	439	9,690
2021	503	3	1,527	9	2,694	116	1,423	—	9,832	110	989	137	8,597
2022	351	3	1,065	9	2,406	116	2,144	—	5,143	112	301	—	4,729
2023	240	3	728	9	2,091	116	1,011	—	3,483	112	—	—	3,371
2024	156	3	474	9	1,649	116	—	—	2,601	100	—	—	2,501
2025	99	3	301	9	1,275	116	—	—	1,382	85	—	—	1,297
2026	64	3	193	9	1,011	116	—	—	654	72	—	—	581
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	2,059	3	6,251	9	14,097	810	14,122	—	28,529	700	2,780	576	24,473

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2019	—	—	—	—	—	—	—	—	3,162	—	(3,162)	—	(3,162)
2020	247	247	—	—	10,390	325	986	1,552	1,634	—	5,893	1,024	4,869
2021	192	192	—	—	8,088	253	768	1,412	715	—	4,941	621	4,320
2022	134	134	—	—	5,640	176	535	1,267	1,077	—	2,584	208	2,377
2023	91	91	—	—	3,853	120	366	1,109	508	—	1,750	56	1,694
2024	60	60	—	—	2,510	78	238	887	—	—	1,307	50	1,257
2025	38	38	—	—	1,594	50	151	699	—	—	694	43	651
2026	24	24	—	—	1,024	32	97	566	—	—	329	36	292
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	786	786	—	—	33,098	1,035	3,141	7,491	7,096	—	14,336	2,038	12,298